Exhibit 10.5

Amended and Restated Exclusive Consultation and Service Agreement

This Amended and Restated Exclusive Consultation and Service Agreement (hereinafter referred to as “this Agreement”), superseding any and all prior exclusive consultation and service agreements, is entered into on November 4, 2015 in Beijing, the Peoples’ Republic of China (hereinafter referred to as the “PRC”, and for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan) by and among the following parties (hereinafter referred to as “the Parties”):

Beijing RYB Technology Development Co., Ltd. (hereinafter referred to as “Party A”)

Legal Representative: Cao Chimin

Address: Suite 268, No.1 Building, No.8 Hangfeng road, Science City, Fengtai district, Beijing, China

Beijing RYB Children Education Technology Development Co., Ltd. (hereinafter referred to as “Party B”)

Legal Representative: Shi Yanlai

Address: F1-1, 4/F., No.29 building, Zone 1, fangguyuan, Fangzhuang, Fengtai District, Beijing, China

And

(the names listed in Schedule 3, hereinafter collectively referred to as “Party C”)

WHEREAS:

1.                  Party A is a wholly foreign-owned enterprise duly incorporated and validly existing in the PRC, having resources conducting consultation and services;

2.                  Party B is a company with limited liability registered and incorporated in the PRC;

3.                  Each of Party C is a shareholder of Party B; and

4.                  Party A agrees to provide, and Party B agrees to accept, the consultation and related service, and each of Party C agrees any and all terms and arrangements hereunder.

NOW, THEREFORE, the Parties hereto, through friendly consultation, on the principle of equality and mutual benefits, hereby agree as follows and intend to be bound hereby:

1.              Consultation and Services: exclusive rights and interests

1.1                      Party A agrees, during the term of this Agreement, to act as exclusive provider to supply Party B with relevant consultation and service in accordance with conditions as set out in this Agreement (as specified in Schedule 1).

1.2                      Party B agrees to accept during the valid term of this Agreement the consultation and service provided by Party A. In view of the value of the consultation and service provided by Party A and cooperation established between the two Parties, Party B further agrees not to accept during the term of this Agreement any consultation and service provided by any third parties in relation to the business scope referred to herein, unless a prior written consent has been granted by Party A. Both Party A and Party B agree that Party A may delegate other party (parties) to provide service and/or support as stipulated in this Agreement to Party B.

1.3                      In respect of any rights, title, interest and intellectual property rights arising out of the performance of this Agreement (including but not limited to copyright, patent right, technical secrets, trade secrets and others), whether they are developed by Party A on their own, or developed by Party B (or Party A) on the basis of the intellectual property rights of Party A (or Party B), Party A shall have exclusive right and interest thereto, and Party B shall not claim any rights, title, interest and intellectual property rights against Party A; provided, however, that Party B shall ensure that such intellectual property rights are free from any flaw if such development is carried out by Party A on the basis of the intellectual property rights of Party B; otherwise, Party B shall be liable for any losses suffered therefrom by Party A. In the event that Party A, due to the said reasons, takes the responsibility for compensating any third parties, Party A shall, after such compensation, be entitled to recourse against Party B for any and all losses suffered therefrom.

1.4                      Considering the fairly cooperative relationship between Party A and Party B, Party B undertakes to obtain the consent from Party A if it desires to establish any business cooperation with other enterprises, and to the extent of which, Party A or its affiliates shall be of priority for cooperation. Further, Each member of Party C agrees with foregoing arrangements as well.

1.5                      Party B hereby grants to Party A an irrevocable and exclusive preemptive right by which Party A may, to the extent permitted by PRC laws and regulations, at its sole discretion, purchase by itself or delegate one or more person(s) (such person(s) must be a direct or indirect shareholder(s) of Party A when exercising such preemptive right) to purchase from Party B the whole or any part of its assets at the minimum price as permitted under PRC laws and regulations, and in which case, relevant parties shall otherwise enter into a separate Asset Transfer Contract providing for the terms and conditions of such assets transfer.

1.6                      Upon request of Party A, Party B shall, for the purpose of procuring Party B’s performance of this Agreement, agree to mortgage/pledge in favor of Party A the receivables generated from its business operation and the whole or part of its assets, and in which case the two parties shall otherwise enter into corresponding security agreements.

2.              Calculation and Payment of Consultation and Service Fees (hereinafter referred to as “Service Fee”)

2.1                      The Parties hereto agree that Party A shall be solely entitled to determine and make the payment of the Service Fee as specified in Schedule 2.

2.2                      In case that Party B fails to pay the Service Fee and other expenses as per the provisions of this Agreement, Party B shall pay penal interest to Party A in amount equal to 0.5‰ of the amount owed for each day overdue.

2.3                      Party A shall be entitled to, at its own expenses, delegate its employees or any certified public accountants of PRC or other countries (hereinafter referred to as “Party A’s Authorized Representative”) to check and verify Party B’s accounts in order to examine the calculation method and amount of the Service Fee. Party B shall, to this end, provide any documents, accounts, records and data as may be required by Party A’s Authorized Representative so that Party A’s Authorized Representative may audit the accounts of Party B and determine the amount of Service Fee. The amount of Service Fee shall be subject to the amount determined by Party A’s Authorized Representative unless a gross mistake found therein.

2.4                      Unless otherwise agreed by Party A and Party B, no deduction or offset (including without limitation any bank charge) shall be made from the payment of the Service Fee by Party B to Party A under this Agreement.

2.5                      In addition, Party B shall, when paying the Service Fee, reimburse the out-of-pocket expenses incurred by Party A in connection with the provision of consultation and service under this Agreement, including but not limited to travel expense, car fare, printing expense and postage, etc.

3.              Representations and Warranties

3.1            Party A hereby represents and warrants that:

3.1.1                Party A is a company duly incorporated and validly existing under the laws and regulations of the PRC; Party A or its designated service provider(s) will obtain any and all government permits and licenses as necessary for the provision of any services under this Agreement prior to the actual provision of the same;

3.1.2                Party A’s performance under this Agreement has been made within its corporate power and business scope, duly authorized by the Company, and granted and approved by any third party and government authority without breaking any restrictions under the laws or contracts binding upon or affecting it; and

3.1.3                This Agreement shall constitute upon signing of the same, an instrument which is lawful, effective, binding and enforceable against Party A.

3.2            Party B hereby represents and warrants that:

3.2.1                Party B is a company duly incorporated and validly existing under the laws and regulations of the PRC; Party B has obtained and maintained any and all government permits and licenses as necessary for it to be engaged in any of its primary businesses;

3.2.2                Party B’s entry into and performance of this Agreement has been made within its corporate power and business scope, duly authorized by the Company, and granted and approved by any third party and government authority without breaking any restrictions under the laws or contracts binding upon or affecting it; and

3.2.3                Once executed, this Agreement shall constitute an instrument which is lawful, effective, binding and enforceable against Party B.

3.3            Each of Party C hereby represents and warrants that:

3.3.1                Each of Party C is lawfully holding the equity shares of Party B.

3.3.2                Each of Party C not only has agreed on consensus with terms and arrangements hereof, but also will, jointly or severally, agree to or cause the effectivity and performance of this Agreement.

4.              Confidentiality

4.1                 Both Party A and Party B agree to take every reasonable measure they deem necessary to keep secret of any confidential materials and information that they may get aware of or access (hereinafter referred to as “Confidential Information”, of which the disclosing party shall notify in writing the confidential nature when disclosing the same); neither Party A nor Party B may disclose, give or transfer such Confidential Information (including the recipient’s being consolidated, merged into, or controlled directly or indirectly by any third parties) to any third parties without written consent of the disclosing party. Upon termination of this Agreement, Party A and Party B shall return, or destroy upon consent of the original owner or disclosing party, any documents, information or software containing Confidential Information, including removing any Confidential Information from any memory devices without further use of such Confidential Information. Both Party A and Party B shall take measures they deem necessary to disclose the Confidential Information only to Party B’s employee, agent or professional advisor who need to know, and cause such employee, agent or professional advisor of Party B to abide by the duty of confidentiality hereunder. Party A shall enter into a specific non-disclosure agreement with Party B, employee, agent or professional advisor of Party B for mutual compliance thereof. Any disclosure made by shareholders, directors, employees, investors, legal or financial consultants of any party shall be deemed as a divulgence of such party, who shall be held liable for breach of this Agreement.

4.2                 The foregoing restrictions shall not apply to any information which:

4.2.1 has become publicly and generally available at the time of disclosure;

4.2.2 has become publicly and generally available after the disclosure other than any fault of Party A or Party B;

4.2.3 Party A or Party B may prove in its possession before the disclosure and not being received directly or indirectly from other parties; or

4.2.4 Party A or Party B is obliged to disclose to any government authorities, stock exchanges and other institutions according to laws and regulations, or that Party A or Party B discloses to its direct legal and financial consultants as may be required by its normal business operation.

4.3                      The Parties hereto agree that this Article 4 shall survive any amendment to, termination or expiry of this Agreement.

5.              Indemnity

5.1                 Except as otherwise provided in this Agreement, Party B’s failure in or suspension of the full performance hereunder and further, its failure in remedying the same within 30 days as from its receipt of the other party’s notice, or any untruthfulness of its representations and warranties shall constitute a breach of this Agreement.

5.2                 If any of the Parties violates this Agreement or any of its representations and warranties made hereunder, the Non-defaulting Party may require the Defaulting Party by written notice to correct such default within ten days as from its receipt of the notice, to take prompt measures to avoid any damage, and to continue its performance hereunder. In the event of damage, the Defaulting Party shall compensate the Non-defaulting Party so that the Non-defaulting Party may realize all the right and interest available to it as if this Agreement had been fully performed.

5.3                 In the event that any party hereto (“Non-defaulting Party”) shall take any expenses or responsibilities, or suffer any losses (including but not limited to profit loss) as a result of violation of the other (the “Defaulting Party”), the Defaulting Party shall compensate the Non-defaulting Party in respect of such expenses, responsibilities or losses (including but not limited to any interest lost and attorney fee paid therefor). Such compensation as paid by the Defaulting Party to the Non-defaulting Party shall be equal in amount to the losses arising from such default, and the above mentioned compensation shall include any benefits that the Non-defaulting Party should have obtained as a consequence of its performance hereunder; provided, however, that such compensation shall not exceed reasonable expectation of the Parties.

5.4                 If any person shall claim for compensation on the ground that Party B fails to observe instructions of Party A, or misuses intellectual property rights of Party A or improperly operates techniques, Party B shall be held fully responsible. If Party B finds out any unauthorized use by any person of Party A’s intellectual property, Party

B shall immediately notify Party A and assist Party A in taking any action.

5.5                 If both Party A and Party B are in breach of this Agreement, the amount of liquidated damages payable therefor shall be determined according to the extent of their respective defaults.

5.6                 As shareholders of Party B, Party C shall agree to and procure the realization of such compensation to the extent that Party B shall take any responsibility for compensation pursuant to foregoing provisions.

6.              Effectiveness, Performance and Valid Term

6.1                 This Agreement has been executed by the Parties on and shall be effective from the date as indicated first above. The Exclusive Consultation and Service Agreement made by and among the Parties on September 19, 2011 shall automatically terminate.

6.2                 This Agreement shall remain effective for a period of ten years as from the execution except for any earlier termination by Party A. If, before the expiry of this Agreement, Party A requires of any extension of such term, the Parties shall do so by entering into a new exclusive consultation and service agreement or continuing with the performance hereunder.

7.              Termination

7.1                 During the term of this Agreement, Party A may, at its sole discretion, terminate or rescind this Agreement unconditionally by way of giving Party B a written notice of thirty (30) days without assuming any liabilities. Unless otherwise provided by law, Party B has no right to terminate or rescind this Agreement unilaterally. If Party B terminates this Agreement without reason, it shall compensate Party A for any and all losses caused therefrom and pay the relevant Service Fee for the service that has been completed.

7.2                 This Agreement can be terminated by consensus of the Parties hereto.

7.3                 The rights and obligations as set out in Articles 4, 5, 8, 9 and this Article 7.3 shall survive the termination of this Agreement,

8.              Dispute Resolution

8.1                 Any dispute arising out of the interpretation and performance of any terms of this Agreement shall be settled by the Parties through bona fide negotiation. Should such negotiation fails, any party may submit the dispute to China International Economic and Trade Arbitration Commission (the “CIETAC”) for arbitration in accordance with its arbitration rules then in force. The arbitration is to be held in Beijing in Chinese. The arbitration award shall be final and binding to the Parties. Notwithstanding the foregoing, any termination or expiry of this Agreement shall not affect this Article 8.1.

8.2                 As far as permitted under the PRC law, the arbitral tribunal may, in accordance with the terms of this Agreement and applicable PRC law, grant any relief, including provisional and permanent injunction (such as injunctive relief for business conduct or compulsory transfer of assets), specific performance of contractual obligations, remedies for Party B’s equity or assets, and award ruling the liquidation of Party B. To the extent permitted by the PRC law, the Parties may, pending the establishment of the arbitral tribunal, resort to a court of competent jurisdiction for provisional injunctive relief or other temporary remedies in support of the proceeding of arbitration. In this regard, the Parties have reached consensus that the courts of Hong Kong, the Cayman Islands and the PRC, as well as the courts seated at the place where principal assets of Party A or Party B are located, shall be deemed having jurisdiction.

8.3                 If there is any dispute arising from construction and performance of this Agreement or under arbitration, the Parties shall, except for any matters under dispute, continue in good faith with their respective performance pursuant to the provisions hereof.

9.              Force Majeure

9.1                 Force Majeure Event refers to any event that is beyond reasonable control of any party and unavoidable even due care has been addressed thereto by the affected party, including but not limited to, act of government, act of God, fire, explosion, storm, flooding, earthquakes, tides, lightning or war. However, the insufficiency of credit, capital or financing shall not be considered to be beyond reasonable control of any party. The party prevented by such Force Majeure Event and therefor seeking exemption from performance hereunder shall, as soon as practicable, notify the other party of such matters as relating to the exemption and inform the steps as necessary for it to take in order to complete the performance.

9.2                 When the performance hereunder is delayed or prevented by Force Majeure as defined hereinabove, the affected party shall be in no way held liable under this Agreement to the extent of any such delay or prevention. The affected party shall take appropriate measures to reduce or mitigate the effect of such Force Majeure and shall make effort to resume its performance that has been so delayed or prevented. Once the event of Force Majeure is eliminated, the Parties agree to do their best endeavors to resume the performance hereunder.

10.       Notification

10.1          Any notices by the Parties in respect of the fulfilment of the rights and obligations hereunder shall be made in writing, and sent by hand delivery, registered mail, postage prepaid mail, recognized courier service, or facsimile to the address of the party concerned or the Parties as listed herein below. Such notice is deemed to be duly served:

10.1.1              if by hand delivery, registered mail, postage prepaid mail or recognized courier service, on the day when such notice is received or rejected at the address prescribed therefore.

10.1.2              if by facsimile, on the day when the facsimile is successfully transmitted (evidenced by the transmission confirmation message automatically generated); and

10.1.3              if via email, on the day when the email has been served to the system specified by the addressee.

10.2               The addresses of the Parties for the purpose notice are listed as below:

Party A:	Beijing RYB Technology Development Co., Ltd.
Address:	Suite 268, No.1 Building, No.8 Hangfeng road, Science City, Fengtai district, Beijing, China.
Fax:	+86-10-87675752
Tel.:	+86-10-87675752
Attn:	Fang Xin

Party B:	Beijing RYB Children Education Technology Development Co., Ltd.
Address:	F1-1, 4/F., No.29 building, Zone 1, fangguyuan, Fangzhuang, Fengtai District, Beijing, China

Fax:	+86-10-67638809
Tel.:	+86-10-87675611
Attn:	Chen Menglu

Party C:	please refer to the name list attached hereto as Schedule 3

10.3               Any party may, at any time, notify the other party of any changes to its address for receiving notice according to this Article.

11.       Assignment

Party B may not assign its rights and obligations hereunder to any third party without prior written consent of Party A. Party A may, without the consent of Party B, transfer its rights and obligations hereunder to its affiliates, provided that it shall notify Party B of such transfer and Party B shall conclude with any third parties corresponding agreements as required by and to the satisfaction of Party A to specify the rights and obligations of the Parties.

12.       Severability

The Parties hereby acknowledge that this Agreement represents a fair and reasonable agreement entered into on the basis of equality and mutual benefit. In the event that any provisions hereof shall be found invalid or unenforceable due to inconformity with relevant laws, such provisions shall be invalid or unenforceable only within the relevant jurisdiction and of no prejudice to the remaining provisions. The Parties shall, through consultation in good faith, revise as far as permitted by law and in a manner most approximate to the original intention of the Parties, such invalid and unenforceable provisions to the extent to which the provisions are lawful, valid and enforceable, and such revised provisions shall be, as far as possible, of same financial efficacy with those provisions that are invalid, unlawful or unenforceable.

13.       Amendment and Supplement

Any amendments and supplement to this Agreement shall be made in writing by the Parties. Any modification or supplement to this Agreement duly executed by the Parties constitutes an integral part of this Agreement and shall be equally effective and enforceable with this Agreement.

14.       Governing Law

The signing, validity, performance and interpretation of this Agreement, as well as the settlement of disputes, shall be governed by and interpreted in accordance with the PRC laws.

15.       Integrity of this Agreement

The Parties acknowledge that this Agreement, upon effectuation, constitutes an entire agreement and consensus among the Parties and supersedes any and all oral and/or written understanding and consensus of the Parties prior to the conclusion of this Agreement in terms of the contents thereof.

16.       Waiver

FAILURE OF ANY PARTY TO EXERCISE THE RIGHTS HEREUNDER SHALL NEITHER BE DEEMED AS A WAIVER OF SUCH RIGHTS NOR PRECLUDE THE PARTY FROM FUTURE EXERCISE OF THE SAME.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective authorized representatives on the date first above written.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[Signature Page, No Text Below]

Party A: Beijing RYB Technology Development Co., Ltd. (Company Chop)

Authorized Representative: /s/Cao Chimin

(Company chop: /s/Beijing RYB Technology Development Co., Ltd.)

[Signature Page, No Text Below]

Party B: Beijing RYB Children Education Technology Development Co., Ltd. (Company Chop)

Authorized Representative: /s/Shi Yanlai

(Company chop: /s/ Beijing RYB Children Education Technology Development Co., Ltd.)

[Signature Page, No Text Below]

Party C: /s/Zhou Haiying

/s/Cao Chimin

/s/Shi Yanlai

/s/Hu Wen

/s/Han Xia

/s/Yang Meng

/s/Zhong Manwei

/s/Ma Ling

/s/Jiang Jianchuan

/s/Yuan Junzhi

/s/Li Shixin

/s/Lin Yuhua

/s/Gao Shouyan

/s/Tang Ning

/s/Han Yuzheng

/s/Si Yujiu

/s/Shi Xiaodan

/s/Cao Hongmei

/s/Chen Yongchun

/s/Li Yunjie

/s/Zhang Yunli

/s/Cao Anya

/s/Xue Chunxia

/s/Yao Lan

/s/Sun Yanbing

/s/Zhang Miao

/s/Cai Weijuan

/s/Cao Anyu

/s/Jia Chunhong

Schedule 1:

Contents of Consultation and Services

1.	Providing teaching and research staff to support the teaching of Party B.
2.	Providing training services for teachers.
3.	Providing research and development services of educational products.
4.	Providing training of staff in various departments of the school.
5.	Providing advisory services of enrollment advertising.
6.	Providing research, study and advisory services of teaching market.
7.	Providing development consulting and research services for new teaching projects.
8.	Providing the development of long-term, medium and short-term market development services.
9.	Providing public relations services.
10.	Providing software development and research services.
11.	Providing technical consulting and technology transfer services.
12.	Providing other technical services.
13.	Providing sales services of self-made products.

Schedule 2:

Method for Calculation and Payment

of

Consultation and Service Fees

I.                    Party A shall determine the Service Fee in accordance with Article II of this Schedule 2 and issue invoices to Party B on a quarterly basis, and Party B shall pay corresponding Service Fees to Party A as per the date and amount specified in the invoices. Party A may, at any time, adjust the standard of Service Fee subject to the quantity and contents of consultation and service provided by Party B.

II.               The amount of Service Fee shall be determined through negotiation by the Parties and subject to the following factors:

1.              Technical difficulty and complexity of consultation and service;

2.              The time spent by Party A’s employees for consultation and service;

3.              Specific contents and commercial value of consultation and service;

4.              Market price of comparable consultation and service.

III.          Party A will summarize the Service Fee on a quarterly basis and send Party B an invoice of the Service Fee for the previous quarter within 30 days from the very beginning of any quarter, and inform Party B for payment. Party B shall remit the Service Fee to the bank account designated by Party A within 10 business days upon receipt of such notice. Party B shall, by virtue of fax or mailing, deliver the copy of remittance certificate within 10 business days after the remittance to Party A.

Schedule 3: Name list of the members of Party C

No.	Shareholder(s)	ID Card Number	Address	Equity Proportion
1	Zhou Haiying	###############		49.0000%
2	Cao Chimin	###############		28.1810%
3	Shi Yanlai	###############		14.5904%
4	Hu Wen	###############		2.7489%
5	Han Xia	###############		0.7167%
6	Yang Meng	###############		0.7363%
7	Zhong Manwei	###############		0.7069%
8	Ma Ling	###############		0.0563%
9	Jiang Jianchuan	###############		0.2160%
10	Yuan Junzhi	###############		0.5501%
11	Li Shixin	###############		0.4064%
12	Lin Yuhua	###############		0.0982%
13	Gao Shouyan	###############		0.0589%
14	Tang Ning	###############		0.2549%
15	Han Yuzheng	###############		0.1885%
16	Si Yujiu	###############		0.1766%
17	Shi Xiaodan	###############		0.1766%
18	Cao Hongmei	###############		0.1532%
19	Chen Yongchun	###############		0.1532%
20	Li Yunjie	###############		0.1178%
21	Zhang Yunli	###############		0.0884%
22	Cao Anya	###############		0.0766%
23	Xue Chunxia	###############		0.0766%
24	Yao Lan	###############		0.0589%
25	Sun Yanbing	###############		0.0589%
26	Zhang Miao	###############		0.0589%
27	Cai Weijuan	###############		0.0589%
28	Cao Anyu	###############		0.0589%
29	Jia Chunhong	###############		0.0589%